UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2011

Enova Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

California	1-33001	95-3056150
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1560 West 190th Street, Torrance, California		90501
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-527-2800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 19, 2011, pursuant to the 2006 Equity Compensation Plan of the registrant, the registrant granted to (a) Michael Staran, the Chief Executive Officer and a Director of the registrant an option to purchase 300,000 shares of the registrant’s common stock, (b) John Micek, the Chief Financial Officer and a Director of the registrant, an option to purchase 250,000 shares of the registrant’s common stock, and (c) to John Mullins, the Chief Operating Officer of the registrant, an option to purchase 200,000 shares of the registrant’s common stock.

The exercise price of the options will be the greater of: (a) the effective share value of the registrant's stock determined on a five-day Volume-Weighted Average Closing Price ("VWAP") as traded on the NYSE Amex for such five day trading period after a capital raising has been completed by the registrant; or (b) the fair market value of the common shares of the registrant determined in accordance with the Plan based on the last reported sale price as traded on the NYSE Amex as of December 19, 2011, the date of grant.

Each of the options have a term of three years from the date of grant (the "Term"). The options will only vest in the event that: (a) the registrant is sold during the Term for a price that results in proceeds to the registrant's shareholders for each outstanding share of common stock equal to or greater in value than at least twice the exercise price under the options; or (b) during any ten day trading period during the Term when the registrant's common shares have a VWAP for such ten day trading period equal to or greater than twice the exercise price based on the average of the closing bid and asked prices of the registrant's common stock if quoted in the Over-The-Counter or similar market or the last reported sale price of the common stock or the closing price quoted on the NYSE Amex or any other U.S. exchange on which the common stock is then listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal (or such other reference reasonably relied upon by the registrant if not so published).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enova Systems, Inc.

December 22, 2011	By:	/s/ Michael Staran

Name: Michael Staran
Title: Chief Executive Officer